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                                                                 EXHIBIT 4.1


ROLLERBALL INTERNATIONAL INC.

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

SEE REVERSE FOR

CERTAIN DEFINITIONS



CUSIP 775634 10 8

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF ROLLERBALL INTERNATIONAL INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated

SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(Jersey City, NJ)      TRANSFER AGENT

AND REGISTRAR

BY






AUTHORIZED OFFICER
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The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM ? as tenants in common

  TEN ENT  ? as tenants by the entireties

  JT TEN     ? as joint tenants with right of

  TEN COM ? survivorship and not as tenants

  TEN COM ? in common

UNIF GIFT MIN ACT ?   Custodian

                          (Cust)                          (Minor)

                      under Uniform Gifts to Minors

                       Act

                                 (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

For value received,the undersigned hereby sells, assigns and transfers unto



(PLEASE PRINT  OR TYPEWRITE NAME    AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)





  shares

 of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    Attorney
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 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated

 (Signature)



NOTICE:


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.